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                                                                               .
                                                                               .

SOUTHTRUST CORPORATION                                              EXHIBIT 99.2
CONSOLIDATED CONDENSED BALANCE SHEETS (UNAUDITED)
(Dollars in thousands)


                                                                            SEPT 30              Dec 31,             Sept 30
                                                                             2004                 2003                 2003
                                                                       ---------------      ---------------      ---------------
ASSETS
  Cash and due from banks                                              $       896,988      $     1,061,502      $       968,894
  Short-term investments:
    Federal funds sold                                                          18,152              219,177              353,270
    Interest-bearing deposits in other banks                                     6,559                6,253                6,762
    Trading securities                                                          99,894               67,110              133,757
    Loans held for sale                                                        671,025              532,702              788,659
                                                                       ---------------      ---------------      ---------------

  Total short-term investments                                                 795,630              825,242            1,282,448
  Available-for-sale securities                                             11,488,581           11,425,935           11,078,609
  Held-to-maturity securities                                                  203,664              231,731              244,549
  Loans                                                                     37,329,927           35,511,436           35,084,958
  Less:
    Unearned income                                                            238,277              231,243              228,298
    Allowance for loan losses                                                  510,211              501,208              501,180
                                                                       ---------------      ---------------      ---------------

  Net loans                                                                 36,581,439           34,778,985           34,355,480
  Premises and equipment, net                                                1,012,629              937,263              928,310
  Goodwill and core deposit intangibles                                        859,391              799,478              802,690
  Bank owned life insurance                                                  1,056,270            1,028,501            1,017,045
  Other assets                                                                 863,438              836,251              883,908
                                                                       ---------------      ---------------      ---------------

  Total assets                                                         $    53,758,030      $    51,924,888      $    51,561,933
                                                                       ===============      ===============      ===============

LIABILITIES AND STOCKHOLDERS' EQUITY
  Deposits:
    Interest-bearing                                                   $    31,517,927      $    29,372,623      $    29,184,598
    Non-interest-bearing                                                     5,650,022            5,373,974            5,099,560
                                                                       ---------------      ---------------      ---------------

  Total deposits                                                            37,167,949           34,746,597           34,284,158
  Federal funds purchased and securities sold under
   agreements to repurchase                                                  4,226,499            5,777,333            5,565,471
  Other short-term borrowings                                                   87,426               97,538              107,468
  Federal Home Loan Bank advances                                            3,390,950            3,580,817            3,595,849
  Long-term debt                                                             3,222,656            2,506,904            2,717,291
  Other liabilities                                                            928,103              855,861              910,703
                                                                       ---------------      ---------------      ---------------

  Total liabilities                                                         49,023,583           47,565,050           47,180,940
  Stockholders' equity:
    Common stock, par value $2.50 a share (1)                                  907,330              892,460              892,084
    Capital surplus                                                            766,702              618,954              617,333
    Retained earnings                                                        3,727,831            3,399,872            3,289,361
    Accumulated other comprehensive income (loss)                              102,378              130,030              165,356
    Treasury stock, at cost (2)                                               (769,794)            (681,478)            (583,141)
                                                                       ---------------      ---------------      ---------------

  Total stockholders' equity                                                 4,734,447            4,359,838            4,380,993
                                                                       ---------------      ---------------      ---------------

  Total liabilities and stockholders' equity                           $    53,758,030      $    51,924,888      $    51,561,933
                                                                       ===============      ===============      ===============

(1) Common shares authorized                                             1,000,000,000        1,000,000,000        1,000,000,000
    Common shares issued                                                   362,931,958          356,983,844          356,833,561
(2) Treasury shares of common stock                                         29,413,563           26,741,266           23,623,223

SOUTHTRUST CORPORATION
CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
(Dollars in thousands, except per share data)

                                                           Three Months Ended                                 Nine Months Ended
                                   --------------------------------------------------------------------   -------------------------
                                              2004                               2003
                                   --------------------------   ---------------------------------------      SEPT 30       Sept 30
                                     SEPT 30         Jun 30        Mar 31        Dec 31       Sept 30         2004          2003
                                   -----------    -----------   -----------   -----------   -----------   -----------   -----------
Interest income
  Loans, including fees            $   446,520    $   425,710   $   415,839   $   423,991   $   419,865   $ 1,288,069   $ 1,302,479
  Available-for-sale securities        138,533        134,440       136,949       136,606       131,757       409,922       429,225
  Held-to-maturity securities            3,664          3,855         4,092         4,250         4,545        11,611        15,623
  Short-term investments                10,875         10,472         8,148         8,370        16,986        29,495        46,541
                                   -----------    -----------   -----------   -----------   -----------   -----------   -----------

Total interest income                  599,592        574,477       565,028       573,217       573,153     1,739,097     1,793,868
                                   -----------    -----------   -----------   -----------   -----------   -----------   -----------

Interest expense
  Deposits                             112,527         97,943        99,136       101,997       103,413       309,606       342,015
  Short-term borrowings                 13,564          9,417         9,545        10,610        12,926        32,526        45,349
  FHLB advances                         32,068         32,031        31,394        32,157        33,824        95,493       119,627
  Long-term debt                        19,217         15,709        14,995        14,692        15,416        49,921        47,329
                                   -----------    -----------   -----------   -----------   -----------   -----------   -----------

Total interest expense                 177,376        155,100       155,070       159,456       165,579       487,546       554,320
                                   -----------    -----------   -----------   -----------   -----------   -----------   -----------

Net interest income                    422,216        419,377       409,958       413,761       407,574     1,251,551     1,239,548
  Provision for loan losses             22,650         29,000        27,522        34,850        30,000        79,172        89,700
                                   -----------    -----------   -----------   -----------   -----------   -----------   -----------
Net interest income after
     provision for loan losses         399,566        390,377       382,436       378,911       377,574     1,172,379     1,149,848

Non-interest income
  Service charges on deposit
   accounts                             75,917         75,648        72,404        76,267        76,172       223,969       219,056
  Mortgage banking operations            6,904          9,558         6,649         5,486        19,944        23,111        61,439
  Bank card fees                         8,985         11,419        11,635        12,145        12,230        32,039        35,383
  Debit card fees                       11,459         11,588        10,430         9,608         9,948        33,477        31,716
  Trust fees                             8,328          8,123         8,210         8,907         8,674        24,661        24,727
  Investment fees                       12,353         14,022        16,112        14,733        17,010        42,487        52,039
  Other fees                            10,086         11,333        11,868        10,405        11,314        33,287        33,154
  Securities gains (losses)               (123)         6,399         2,933            62         2,436         9,210           (39)
  Other                                 19,422         94,127        26,133        24,074        19,379       139,681        60,550
                                   -----------    -----------   -----------   -----------   -----------   -----------   -----------

Total non-interest income              153,331        242,217       166,374       161,687       177,107       561,922       518,025
                                   -----------    -----------   -----------   -----------   -----------   -----------   -----------

Non-interest expense
  Salaries and employee benefits       180,656        185,513       175,521       165,278       177,037       541,690       538,828
  Net occupancy                         30,272         28,193        27,178        29,208        26,879        85,643        79,595
  Equipment                             15,949         15,264        14,798        15,587        16,156        46,011        48,359
  Intangible amortization                2,306          3,129         3,173         3,212         3,254         8,608        10,031
  Other                                 45,720        117,620        64,684        67,276        71,569       228,024       222,475
                                   -----------    -----------   -----------   -----------   -----------   -----------   -----------

Total non-interest expense             274,903        349,719       285,354       280,561       294,895       909,976       899,288
                                   -----------    -----------   -----------   -----------   -----------   -----------   -----------

Income before income taxes             277,994        282,875       263,456       260,037       259,786       824,325       768,585
Income tax expense                      89,730         88,135        80,499        79,551        81,211       258,364       243,885
                                   -----------    -----------   -----------   -----------   -----------   -----------   -----------

Net income                         $   188,264    $   194,740   $   182,957   $   180,486   $   178,575   $   565,961   $   524,700
                                   ===========    ===========   ===========   ===========   ===========   ===========   ===========

Average shares outstanding -
  basic (in thousands)                 333,657        332,037       331,027       332,062       336,184       331,534       340,605
Average shares outstanding -
  diluted (in thousands)               338,663        336,450       335,251       336,229       339,875       336,084       344,610
Net income per share - basic       $      0.56    $      0.59   $      0.55   $      0.54   $      0.53   $      1.71   $      1.54
Net income per share - diluted            0.56           0.58          0.55          0.54          0.53          1.68          1.52
Dividends declared per share              0.24           0.24          0.24          0.21          0.21          0.72          0.63

SOUTHTRUST CORPORATION
ALLOWANCE FOR LOAN LOSSES
(Dollars in thousands)

                                                                                  Quarters Ended
                                                         ----------------------------------------------------------------
                                                                  2004                               2003
                                                         ----------------------      ------------------------------------
                                                          SEPT 30       Jun 30        Mar 31        Dec 31        Sept 30
                                                         --------      --------      --------      --------      --------
Balance beginning of quarter                             $509,928      $501,215      $501,208      $501,180      $501,068

  Total loans charged-off:                                 27,982        33,122        31,426        38,389        34,378
                                                         --------      --------      --------      --------      --------

   Total recoveries of loans previously charged-off:        5,355         4,649         3,911         3,567         4,490
                                                         --------      --------      --------      --------      --------

   Net loans charged-off                                   22,627        28,473        27,515        34,822        29,888
Additions to allowance charged to expense                  22,650        29,000        27,522        34,850        30,000
Subsidiaries' allowance at date of purchase                   260         8,186            --            --            --
                                                         --------      --------      --------      --------      --------

Balance at end of quarter                                $510,211      $509,928      $501,215      $501,208      $501,180
                                                         ========      ========      ========      ========      ========

Ratios:
  Allowance to net loans outstanding                         1.38%         1.40%         1.40%         1.42%         1.44%
  Net loans charged-off to net average loans                 0.25          0.32          0.31          0.39          0.35
  Provision for loan losses to net charge-offs             100.10        101.85        100.03        100.08        100.37
  Provision for loan losses to net average loans             0.25          0.32          0.31          0.39          0.35

SOUTHTRUST CORPORATION
NON-PERFORMING ASSETS
(Dollars in millions)

                                                                      Quarters Ended
                                                ---------------------------------------------------------
                                                        2004                           2003
                                                ---------------------   ---------------------------------
                                                 SEPT 30     Jun 30      Mar 31      Dec 31       Sept 30
                                                ---------   ---------   ---------   ---------   ---------
Non-accrual loans                               $   153.6   $   166.1   $   173.7   $   177.5   $   189.8
Restructured loans                                     --          --          --          --          --
                                                ---------   ---------   ---------   ---------   ---------

   Total non-performing loans                       153.6       166.1       173.7       177.5       189.8
Other real estate owned                              33.0        32.0        45.5        44.8        42.2
Other repossessed assets                              4.8         1.7         1.9         1.8         1.0
                                                ---------   ---------   ---------   ---------   ---------

   Total non-performing assets                      191.4       199.8       221.1       224.1       233.0
Accruing loans past due 90 days or more              45.6        70.8        67.7        62.9        91.1
                                                ---------   ---------   ---------   ---------   ---------
   Total non-performing assets and accruing
     loans 90 days or more past due             $   237.0   $   270.6   $   288.8   $   287.0   $   324.1
                                                =========   =========   =========   =========   =========

Ratios:
  Non-performing loans to total loans                0.41%       0.45%       0.48%       0.50%       0.54%
  Non-performing assets to total loans
    plus other non-performing assets                 0.52        0.55        0.62        0.63        0.67
  Non-performing assets and accruing loans
    90 days or more past due to total loans
    plus other non-performing assets                 0.64        0.74        0.80        0.81        0.93
  Allowance to non-performing loans                332.27      307.09      288.61      282.40      264.08